Employee Benefit Plan	12 Months Ended
Dec. 31, 2017
Retirement Benefits [Abstract]
Employee Benefit Plan
EMPLOYEE BENEFIT PLAN

We have a defined contribution plan (“401(k) Plan”) which allows eligible employees to contribute up to 100% of their compensation up to the IRS maximum. We match each employee’s deferrals (contributions) up to 6% of compensation and may make additional contributions at our discretion. Employees are immediately vested in the contributions made by us. Our contributions to the 401(k) Plan were $7 million, $6 million and $5 million for the years ended December 31, 2017, 2016 and 2015, respectively. We have made no discretionary contributions to the 401(k) Plan to date.